Exhibit 99.2 Third Quarter 2005 Conference Call July 21, 2005 Safe Harbor statement: Johnson Controls has made forward-looking statements in this document pertaining to its financial results for fiscal 2005 that are based on preliminary data and are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future risks and may include words such as "believes," "forecasts," "expects," "outlook" or similar expressions. For those statements, the company cautions that numerous important factors, such as automotive vehicle production levels and schedules, the ability to increase prices due to higher raw material costs, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, as well as those factors discussed in the company's Form 8-K (dated October 26, 2004) could affect the company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the company.

Overview Steve Roell - Vice Chairman and Executive VP Financial Review Bruce McDonald - VP and Chief Financial Officer Business Results Denise Zutz - VP Strategy, Investor Relations and Communication 2005 Fourth Quarter and Full-Year Guidance Bruce McDonald Q&A Agenda

Third Quarter 2005 Record sales, up 9% to $7.1 billion Growth in all businesses Interiors sales grew faster than industry build Higher battery shipments Higher controls revenues Diluted earnings per share from continuing operations of $1.31, up 21% In line with guidance, strong earnings comparisons in second half of the year

External Environment Seating and Interiors North America and European production both down 1% in June quarter North America production schedule for September quarter should be firm Slow recovery in China Commodity pressures continue Battery Flat global demand Lead costs remained high during June quarter Controls Pockets of improvement in new construction market Higher energy costs improving the business case for systems renovation projects Currency Softening vs. dollar reduces impact of improved European performance

Strategic Acquisitions At Johnson Controls.... Acquisitions are not considered growth, but rather as an accelerant to growth Strategic rationale New technology New customers New geographic markets Achieve ROIC objectives by the third year Acquisition integration.... Sales synergies to accelerate growth Access to new customers Cross-selling Cost synergies Capital utilization Footprint rationalization Increased purchasing power Efficiency improvements Global Best Business Practices (BBP) Six Sigma/Lean mfrg. Process technologies United Systems Integrators Completed June 23 Annual sales $60m Delphi battery Completed July 1

Delphi Battery Strategic acquisition Supports our plan to participate in Asian growth market Provides manufacturing footprint in Asia for domestic and export markets New customers provide opportunity to grow globally Annual sales of approximately $725M Purchase price of $202.5M Expected to be slightly accretive to fiscal 2006 earnings Integration successfully launched Seamless transition for customers Cost synergy plan in progress Benefits / Synergies New customers/volume Multi-year GM OE and OES supply contract, plus new aftermarket customers Asian markets, especially China and Korea Opportunity to leverage best-in-class product technology & customer service PowerFrame Best Business Practices

Johnson Controls Performance Sales growth Diversification Businesses Customers Geography Disciplined approach Innovation Cost reduction / productivity improvement Continuous improvement Strong customer relationships Sales Year-to-Date Op. Income Year-to-Date* Seating & Interiors 70% Controls 20% Battery 10% Seating & Interiors 53% Controls 20% Battery 27% *See GAAP reconciliation in appendix

Third Quarter 2005 Disclosure and Accounting Changes Segment disclosure Investor presentations: 3 businesses SEC filings: 5 segments Prior year financial statements will be restated to reflect new segments. No impact on previously-reported financial results. Controls Automotive Controls Seating & Interiors - North America Seating & Interiors - Europe Seating & Interiors - Asia Battery Previous Current Provides additional transparency SEC filing on August 9th Deconsolidation Effective April 1st, accounting for a seating and interiors JV changed from a consolidated basis to an equity basis The change reduces consolidated sales, operating income and minority interest deduction; increases equity income ... no impact on net income and EPS

Third Quarter 2005 Financial Highlights (in millions) FX impact on sales $200M (3%); Euro at $1.27 vs. $1.20 Includes deconsolidation impact Gross margin pressured by commodity cost increases SG&A flat despite increased sales Modest operating margin expansion excluding deconsolidation impact

Third Quarter 2005 Financial Highlights (in millions) Equity income: Reflects deconsolidation of automotive joint venture; China lower Miscellaneous - net: Lower foreign currency losses; prior year bond redemption Tax rate: Lower base rate in 2005 Minority interests: Reflects deconsolidation of automotive joint venture

Third Quarter 2005 Financial Highlights Balance Sheet/Cash Flow Debt-to-capitalization improves to 28.0% at June 30th Leverage ratio down from 28.5% at end of second quarter and 33.9% at fiscal year-end Ratio includes acquisition of USI and debt associated with July 1st acquisition of Delphi's battery business Change in working capital impacted by phase-out of factoring. Year-to-date, working capital usage flat compared with last year excluding factoring impact.

Third Quarter 2005 Seating and Interiors Sales North America Sales down 5% due to deconsolidation; otherwise up Industry production down 1% Positive comparisons at Chrysler, GM, Nissan, VW Negative comparisons at Ford, Mercedes 2005 2004 Change Change ex FX $5.0B $4.6B +8% +4.5% Europe Sales up 20% (13% ex FX) Industry production down est. 1% Positive comparisons at DCX, Ford PAG, Honda, Nissan, Opel, VW Asia Consolidated interiors sales up 31% New business in Japan, Korea

Third Quarter: Key Platforms*

Positives	Negatives
North America ▪ GM LaCrosse ▪ Toyota Avalon ▪ Jeep Grand Cherokee, Liberty ▪ Chrysler 300/Magnum ▪ Nissan Altima, Pathfinder ▪ Lexus RX 330 ▪ Honda Pilot	**North America** ▪ Ford Expedition ▪ Pontiac Grand Prix ▪ Toyota Camry ▪ Mercedes M Class
Europe ▪ Opel Astra ▪ VW Passat ▪ Skoda Octavia ▪ Mercedes CLS ▪ Honda CRV ▪ Volvo XC90 ▪ Range Rover Sport	**Europe** ▪ Opel Zafira ▪ VW Touareg ▪ Audi A6 ▪ Mercedes E and S Class

*includes unconsolidated business

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Third Quarter 2005 Seating and Interiors Operating Income 2005 2004 Change $199M $219M -9% North America Income and margin decrease JV deconsolidation Price reductions Higher commodity costs Europe Income and margin up Volume increase Operational improvement ......more than offsetting price and commodity pressures Headwinds mitigated by Operational improvements Lower launch and engineering costs

Third Quarter 2005 Battery Most of increase due to consolidation of Latin American joint venture Unit shipments up approximately 20% No impact of Delphi automotive battery acquisition Sales Increased volumes Operating improvements, including acquisition integration (Latin America and Europe) Operating Income 2005 2004 Change Change ex FX Sales $665M $535M +24% +22% Op. Inc. $76M $56M +35%

Third Quarter 2005 Controls Construction +5 - 10% Renovation + 15 - 20% Technical Services +10 -15% Facility management flat Benefits of branch redesign to improve operational efficiencies Increased volume of higher margin business Improved margins in facility mgmt. Sales Operating Income 2005 2004 Change Change ex FX Sales $1.4B $1.3B +6% +4% Op. Inc. $93M $68M +37% $2.0B, up 7% vs prior year's $1.9B Construction orders +3-5% Systems renovation orders up double-digit Good growth in technical services Backlog (at June 30)

Third Quarter 2005 Summary Earnings per share up 21% Seating and interiors growth despite relatively flat production environment Gross margin comparisons improving sequentially during 2005 SG&A held constant Customer diversity and business mix key factors in our financial success North American seating and interiors not immune from business environment; impact muted due to growth and customer diversity European seating and interiors continues to benefit from turnaround program Controls strong results reflect systems redesign initiative Battery continues to gain market share and perform well, benefiting from integration activities

2005 Guidance (Continuing Operations) Fourth Quarter 2005 2004 Sales $7B $6.4B +8-9% EPS $1.48-$1.52 $1.22* +21-25% Full Year 2005 2004 Sales $28B $25.4B +10% EPS $4.39-$4.43* $3.79* +16-17% *See GAAP reconciliation in appendix

2005 Full-Year Summary On track to achieve our 59th consecutive year of sales growth and 15th consecutive year of earnings growth Given industry environment, an outstanding performance Will end on a positive note; projecting fourth quarter EPS up 21-25% Consolidated guidance consistent with October 2004 outlook

Appendix

2005 Nine-Month Reconciliation

2005 EPS Guidance Reconciliation